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                          AMENDMENT OF LEASE AGREEMENT


         THIS AGREEMENT is made this 3rd day of January, 1999 by and between Blue Grass Partnership and Deb Shops, Inc., a Pennsylvania corporation.

         WHEREAS, Blue Grass Partnership and Joy Shops, Inc. (predecessor-in-interest to Deb Shops, Inc.) entered into a lease agreement dated June 15, 1982 for the premises 9401 Blue Grass Road, Philadelphia, Pennsylvania, which lease agreement was modified by an Amendment of Lease Agreement dated December 27, 1984 and a Second Amendment of Lease Agreement dated as of June 1, 1997, which gave possession of certain additional space in the Premises to the Lessee 15 days early and increased the square footage of the Premises by 4,500 square feet as the result of a remeasurement (collectively, the "Lease"); and

         WHEREAS, the parties desire to extend the term of the Lease.

         NOW, THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. The term of the Lease is hereby extended for an additional five (5) year period. The Lease will now terminate on June 14, 2007.

         2. The Minimum Rent for the extended term shall continue at Two Dollars ($2.00) per square foot.




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         3. All other terms and conditions of the Lease  Agreement  shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year above first written.

                                                     BLUE GRASS PARTNERSHIP



                                                     Marvin Rounick
                                                     ---------------------------
                                                     Marvin Rounick


                                                     Warren Weiner
                                                     ---------------------------
(SEAL)                                               Warren Weiner



                                                     DEB SHOPS, INC.


                                                 By: Marvin Rounick
                                                     ---------------------------
                                                     Marvin Rounick, President


(SEAL)                                       Attest: Warren Weiner
                                                     ---------------------------
                                                     Warren Weiner, Secretary